Exhibit 10.12
Exhibit E

Performance Goals

2017-2019 Performance Period

Spok 2017 Long Term Incentive Plan (LTIP) Payout Scale

Exhibit F

List of Spok Holdings, Inc., Participants (as of January 1, 2017)

2017-2019 Performance Period

1

spōk℠

Wireless Revenue (20%) ($ in millions)			
	Result	Performance	Payout
Over Perform	$287.570	110.0%	130.0%
	$274.498	105.0%	120.0%
	$267.963	102.5%	110.0%
	$264.041	101.0%	105.0%
Target	**$261.427**	**100.0%**	**100.0%**
Under Perform	$248.356	95.0%	95.0%
	$235.284	90.0%	90.0%
	$222.213	85.0%	85.0%
	$209.142	80.0%	80.0%
	< $209.142	< 80.0%	0.0%

Operations Bookings (50%) ($ in millions)			
	Result	Performance	Payout
Over Perform	$136.981	110.0%	150.0%
	$130.754	105.0%	137.5%
	$127.641	102.5%	125.0%
	$125.773	101.0%	112.5%
Target	**$124.528**	**100.0%**	**100.0%**
Under Perform	$118.302	95.0%	95.0%
	$112.075	90.0%	90.0%
	$105.849	85.0%	85.0%
	$99.622	80.0%	80.0%
	< $99.622	< 80.0%	0.0%

Operating and Capital Expenses (30%) [1] ($ in millions)			
	Result	Performance	Payout
Over Perform	$390.299	80.0%	125.0%
	$414.693	85.0%	120.0%
	$439.087	90.0%	115.0%
	$463.480	95.0%	107.5%
Target	**$487.874**	**100.0%**	**100.0%**
Under Perform	$512.268	105.0%	95.0%
	$536.661	110.0%	90.0%
	$561.055	115.0%	85.0%
	$585.449	120.0%	80.0%
	> $585.449	>120.0%	0.0%

[1] Operating and Capital Expenses exclude severance and stock based compensation expense.

Amount is calculated as follows:

	2017	2018	2019	Total
Operating Expenses	$ 156,009	$ 160,460	$ 164,911	481,380
Capital Expenses	9,831	5,775	5,060	20,666
Less: Severance	(216)	(92)	(67)	(375)
Stock Based Compensation	(4,536)	(4,550)	(4,711)	(13,797)
Operating and Capital Expenses	$ 161,088	$ 161,593	$ 165,193	$ 487,874

Name, Corporate Employee	Title
Executives	
Kelly, Vince	CEO*
Goel, Hemant	President
Endsley, Shawn	CFO
Saine, Tom	CIO
Woods, Sharon	Corp Secretary/Treasurer
Culp, Bonnie	EVP, H.R. & CCO
Soucy, Don	EVP, Sales
Vice Presidents	
Gunderson, Kyle	VP, Development & CTO
Ling, Mick	VP, Maintenance Revenue
Olson-Stepp, Terri	VP, Professional Services
Edds, Brian	VP, Product Strategy
DeBoer, John	VP, Technical Engineering
Czop, Mike	VP, Technical Operations
Scott, Donna	SVP, Marketing
Van Wijk, Mathilde	VP, Customer Support
Giorgi, Vincent	VP, Alliances
Mellin, Andrew	CMO
Guyton, Nate'	CNO
Robinson, Donna	DVP Sales
Kendzierski, Michael	DVP, Sales
Gildea, Brian	RVP, Sales
Was, Jonathan	RVP, Sales
Stein, James	RVP, Sales
Cardelino, Jason	RVP, Sales

*The Chief Executive Officer participates in the Plan pursuant to his employment agreement.